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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (date of earliest event reported) June 24, 1998

                                  ECOMAT, INC.
             (Exact name of registrant as specified in its charter)



               Delaware                                  0-21613                                13-3865026
            (State or other                         (Commission File                          (IRS Employer
            jurisdiction of                              Number)                           Identification No.)
            incorporation)
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147 Palmer Avenue, Mamaroneck, NY                                 10543-3632
(Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code:  914-777-3600

                                    No Change

          (Former name or former address, if changed since last report)




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Item 5 - Other Events

The following is the text of a press release issued by Ecomat, Inc. on June 25, 1998:

ECOMAT Shares Delisted From NASDAQ SmallCap Market

MAMARONECK, NY--June 25, 1998--ECOMAT, INC. reported today that its shares were delisted from the Nasdaq SmallCap Market effective with the close of business on June 24, 1998.

ECOMAT, INC. has been formed to develop the Ecomat concept, an environmentally sound solution to the current standard dry cleaning method that utilizes percloroethylene ("perc"), which has been shown to have various toxic effects.
The Company and its subsidiaries operate cleaners and laundromats and franchise the Ecomat system.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ECOMAT, INC.

DATED:  June 26, 1998                    By:      /s/ Hans-Rudolf Kuchler
                                                      Hans-Rudolf Kuchler
                                                      President and Chief
                                                      Operating Officer


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